SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                          of 1934 (Amendment No. ____)


Filed by the Registrant [x  ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ] Preliminary Proxy Statement  [ ] Confidential for Use of the Commission Only
[x] Definitive Proxy Statement (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional  Materials
[ ] Soliciting  Material Pursuant to  ss.240.14a-11(c) or ss.240.14a-12


                               SPARTA FOODS, INC.

                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] $125 per Exchange Act Rules  0-11(c)(1)(ii),  14a-6(i)(1) or 14a-6(i)(2)
    or Item 22(a)(2) of Schedule 14A.

[ ] $500 per  each  party  to the  controversy  pursuant  to  Exchange  Act
    Rule 14a-6(i)(3)

[ ] Fee computed on table below per Exchange Act Rules  14a-6(i)(4)
    and 0-11

1)  Title of each class of securities to which transaction applies:

2)  Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)  Proposed maximum aggregate value of transaction:

5)  Total fee paid:


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

1)  Amount Previously Paid:
2)  Form, Schedule or Registration Statement No.:
3)  Filing Party:
4)  Date Filed:

                               SPARTA FOODS, INC.


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   to be held
                                February 22, 1996


     The Annual Meeting of Shareholders of Sparta Foods, Inc. will be held at the Marquette Hotel, 710 Marquette Avenue, Minneapolis, Minnesota, on Thursday, February 22, 1996, at 3:30 p.m. (Central Standard Time), for the following purposes:

     1.   To set the number of members of the Board of Directors at seven (7).

     2.   To elect directors of the Company for the ensuing year.

     3. To adopt the Sparta Foods, Inc. Amended and Restated Stock Option Plan, including (i) an increase from 400,000 to 950,000 in the number of shares reserved for issuance under the Plan and (ii) the addition of a provision for the automatic grant of certain options to each of the Company's nonemployee directors.

     4. To approve the selection of McGladrey & Pullen LLP as independent auditors of the Company for the fiscal year ending September 30, 1996.

     5. To take action upon any other business that may properly come before the meeting or any adjournment thereof.

     Accompanying this Notice of Annual Meeting is a Proxy Statement, form of Proxy and the Company's 1995 Annual Report, which are sent to you by order of the Board of Directors.

     Only shareholders of record shown on the books of the Company at the close of business on January 17, 1996, will be entitled to vote at the meeting or any adjournment thereof. Each shareholder is entitled to one vote per share on all matters to be voted on at the meeting.

     You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, please sign, date and return your Proxy in the return envelope provided as soon as possible. Your cooperation in promptly signing and returning the Proxy will help avoid further solicitation expense to the Company.

                                                              A. Merrill Ayers,
                                                              Secretary

Dated:  January 19, 1996
        St. Paul, Minnesota

                               SPARTA FOODS, INC.

                                PROXY STATEMENT
                                      for
                         Annual Meeting of Shareholders
                          to be held February 22, 1996

                                  INTRODUCTION

     This Proxy Statement is being furnished to the shareholders of Sparta Foods, Inc. ("Sparta" or the "Company") in connection with the solicitation by the Company's Board of Directors of proxies to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on February 22, 1996, and at any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting.

     The cost of soliciting Proxies, including preparing, assembling and mailing the Proxies and soliciting material, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit Proxies personally or by telephone.

     Any shareholder giving a Proxy may revoke it at any time prior to its use at the Annual Meeting by giving written notice of such revocation to the Secretary or other officer of the Company or by filing a new written Proxy with an officer of the Company. Personal attendance at the Annual Meeting is not, by itself, sufficient to revoke a Proxy unless written notice of the revocation or a subsequent Proxy is delivered to an officer before the revoked or superseded Proxy is used at the Annual Meeting.

     The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of Sparta's Common Stock entitled to vote shall constitute a quorum for the transaction of business. Proxies not revoked will be voted in accordance with the instructions specified by shareholders by means of the ballot provided on the Proxy for that purpose. Proxies which are signed but which lack any such specific instructions with respect to any proposal will, subject to the following, be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any proposal, then the shares held by such shareholder shall be deemed present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such proposal, but shall not be deemed to have been voted in favor of such proposal. Abstentions as to any proposal, therefore, will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instruction by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular proposal, then the shares covered by such non-vote proxy shall be deemed present at the Annual Meeting for purposes of determining a quorum, but shall not be deemed to be represented at the Annual Meeting for purposes of calculating the vote required for approval of such proposal.

     The mailing address of the Company's principal executive office is 2570 Kasota Avenue, St. Paul, Minnesota 55108. This Proxy Statement and the related Proxy and Notice of Annual Meeting is first being mailed to Sparta shareholders on or about January 19, 1996.


                      OUTSTANDING SHARES AND VOTING RIGHTS

     The Board of Directors of the Company has fixed January 17, 1996, as the record date (the "Record Date") for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on the Record Date will not be allowed to vote at the Annual Meeting. At the close of business on the Record Date, 4,062,799 shares of Sparta's Common Stock were issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the Annual Meeting. Holders of the Common Stock are not entitled to cumulative voting rights.


                           PRINCIPAL SHAREHOLDERS AND
                            MANAGEMENT SHAREHOLDINGS

     The following table sets forth the number of shares of the Company's Common Stock beneficially owned as of January 17, 1996, by each person known to the Company to be the beneficial owner of 5% or more of the Company's Common Stock, by each executive officer of the Company named in the Summary Compensation Table, by each director and nominee for director and by all directors, nominees and executive officers (including the named individuals) as a group:


Name of Shareholder or                Number of Shares          Percent
  Identity of Group                   Beneficially Owned(1)     of Class(2)




Nicholas G. Grammas .............     841,639(3)               20.5%
10415 29th Avenue North
Plymouth, MN 55441

Carmen S. Abril-Lopez ...........     808,481(4)               19.8%
901 West Culver
Phoenix, AZ 85007

Fredoon Anvary ..................     442,946(5)               10.3%
P. O. Box 9013
Fargo, ND 58106

Michael J. Kozlak ...............     253,000(6)(10)            5.9%
5049 Green Farms Road
Edina, MN 55436

Joel P. Bachul ..................     141,500(7)                3.4%
2570 Kasota Avenue
St. Paul, MN 55108

Richard H. Leepart ..............     128,000(6)(10)            3.1%
105 5th Ave., Suite 512
Minneapolis, MN 55402

George Masko ....................     127,629(8)                3.1%
16611 Black Oaks Lane
Wayzata, MN 55391

Ronald W. Fish ..................      10,667(9)                 *
7672 W. 78th Street
Minneapolis, MN 55439

Edward K. Jorgensen .............       3,000(10)                *
5N175 Deerpath Way
St. Charles, IL 60175

R. Dean Nelson ..................       3,000(10)                *
18733 East Mescalero
Rio Verde, AZ 85263

Officers and Directors as a group   1,938,074(11)              38.8%
(11 persons)


---------------------

 *       Less than 1%

(1) Unless otherwise indicated, the person listed as the beneficial owner of the shares has sole voting and sole investment power over the shares.

(2) Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of January 17, 1996, or within sixty days of such date are treated as outstanding only when determining the percent owned by such individual and when determining the percent owned by the group.

(3) Includes 47,066 shares which may be purchased upon exercise of options and warrants which are exercisable as of January 17, 1996 or within 60 days of such date.

(4) Includes 754,480 shares held by a trust of which Ms. Abril-Lopez is trustee and a beneficiary and 20,667 shares which may be purchased upon exercise of options and warrants which are exercisable as of January 17, 1996 or within 60 days of such date.

(5) Includes (a) 200,000 shares held by the IFP Trust, of which Mr. Anvary is a trustee and a beneficiary, (b) currently exercisable warrants to purchase a total of 182,946 shares of common stock, of which 132,373 are held by IFP Trust and 50,573 are held by Mr. Anvary, and (c) 60,000 shares which may be purchased upon exercise of options which are exercisable as of January 17, 1996 or within 60 days of such date.

(6) Such shares are not outstanding but may be purchased upon exercise of options and warrants and conversion of notes which are exercisable or convertible as of January 17, 1996 or within 60 days of such date.

(7)      Includes 137,500 shares which may be purchased upon exercise of options
         and  warrants  and  conversion  of  notes  which  are   exercisable  or
         convertible as of January 17, 1996 or within 60 days of such date.

(8) Includes 6,667 shares held by a trust of which Mr. Masko is a beneficiary, (b) 1,050 shares held in Mr. Masko's IRA, (c) 744 shares held by Mr. Masko's spouse and (d) 110,667 shares at which may be purchased upon exercise of options which are exercisable as of January 17, 1996 or within 60 days of such date.

(9) Such shares are not outstanding but may be purchased upon exercise of options which are exercisable as of January 17, 1996 or within 60 days of such date.

(10) Includes 3,000 shares which will become purchasable on the date of the Annual Meeting if certain outside director options are approved by the shareholders (see Proposal #3).

(11) Includes 914,531 shares which may be purchased upon exercise of options and warrants and conversion of notes which are exercisable or convertible as of January 17, 1996 or within 60 days of such date and 12,000 shares which will become purchasable on such date if certain outside director options are approved by the shareholders (see Proposal #3).

                              ELECTION OF DIRECTORS
                              (Proposals #1 and #2)

General Information

     The Company's Bylaws provide that the number of directors, which shall be not less than two (2), shall be the number set by a majority vote of the shareholders or by the Board of Directors. The Board of Directors unanimously recommends that the number of directors be set at seven (7) and that five directors be elected at the Annual Meeting. George Masko, Carmen S. Abril-Lopez, Ronald W. Fish and Fredoon Anvary, current members of the Board of Directors, will not stand for reelection. The Board has nominated the remaining two Board members and R. Dean Nelson, Richard H. Leepart and Edward K. Jorgensen as the slate recommended for election at the Annual Meeting. The Board is in the process of selecting two additional nominees but does not expect the selection process to be completed before the Annual Meeting.

     Vote Required THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS APPROVE SETTING THE NUMBER OF DIRECTORS AT SEVEN AND VOTE "FOR" EACH OF THE MANAGEMENT NOMINEES LISTED BELOW. Under applicable Minnesota law, approval of the proposal to set the number of directors requires the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter, or (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting. The election of each nominee requires the affirmative vote of a majority of the shares represented in person or by proxy of the Annual Meeting.

     In the absence of other instructions, the Proxies will be voted for each of the individuals named below. If elected, such persons shall serve until the next annual meeting of shareholders and until their successors are duly elected and qualified. If any of the nominees should be unable to serve as a director by reason of death, incapacity or other unexpected occurrence, the Proxies solicited by the Board of Directors shall be voted by the proxy representatives for such substitute nominee(s) as is selected by the Board of Directors or, in the absence of such selection, for such fewer number of directors as results from such death, incapacity or other unexpected occurrence.

     The following table provides certain information with respect to the Company's nominees for director.



Name                            Age              Position with Company

Joel P. Bachul                   53              President, Chief Executive
                                                   Officer and Director

Michael J. Kozlak                42              Director

Edward K. Jorgensen              56              Director Nominee

Richard H. Leepart               48              Director Nominee

R. Dean Nelson                   71              Director Nominee


     Joel P. Bachul, has been the Chief Executive Officer and President of the Company, and its wholly-owned subsidiary, La Canasta of Minnesota, Inc. ("La Canasta"), since December 1, 1994 and a director of the Company since March 1995. From August 1991 until July 1994, Mr. Bachul served as the Executive Vice President and Chief Operating Officer of Old Home Foods, Inc., a food processing and distribution concern. From July 1990 until July 1991, Mr. Bachul was the Executive Vice President and Chief Operating Officer of Bell Cold Storage, which provides public and cold storage services. Mr. Bachul served as Senior Vice President of J.P. Foodservice, a foodservice distributor, from July 1989 through February 1990. From 1980 until July 1989, Mr. Bachul served as Vice President, Senior Vice President and Chief Operating Officer of PYA/Monarch, also a foodservice distributor.

     Michael J. Kozlak, a director since March 1995, has been Senior Executive Vice President of PNC Mortgage Corporation of America, a mortgage banking company, since January 1996. From January 1994 through November 1995 he was a consultant with Kozlak Associates, a firm which provides consulting services to the banking and mortgage banking industries. From March 1985 until December 1993, Mr. Kozlak served as President and Chief Executive Officer of First Bank Mortgage, a wholly-owned mortgage banking subsidiary of First Bank, N.A. In addition to his position at First Bank Mortgage, Mr. Kozlak assumed the responsibility for the Financial Services Division within First Bank System. Mr. Kozlak has served as a member of various senior level committees at First Bank System, including its Retail Banking Task Force, Senior Asset and Liability Committee and Consumer Credit Committee.

     Edward K.  Jorgensen,  a director  nominee,  has been  President  of Nordex
International, a food distribution company, since September 1994. Effective August 31, 1994, Mr. Jorgensen retired as Vice President of Trade Relations for CPC Foodservice, an international food manufacturer, with whom he had been associated since January 1993. For 27 years prior thereto, he served as Senior Vice President of Foodservice for the Kellogg Company.

     R. Dean Nelson, a director nominee, was employed by Kraft General Foods for 36 years prior to his retirement in 1989. He was named Group Vice President and President of the Kraft Foodservice Group in 1982, a position he held until his retirement.

     Richard H. Leepart, a director nominee, is President of Perception Communication Corporation ("PCC"), a company he founded in 1971. PCC works with product manufacturers to develop strategic marketing plans and advertising campaigns.

Compensation of Directors

     General Policy. Directors of the Company may be reimbursed for expenses incurred in attending meetings of the Board of Directors.

     Stock Options. Under the Company's Amended and Restated Stock Option Plan which shareholders are being asked to approve at the Annual Meeting, each person who becomes a nonemployee director of the Company on or after the date of amendment of the Plan by the Board of Directors will automatically be granted a nonqualified option exercisable for 15,000 shares of Common Stock, and each nonemployee director who is re-elected to the Board of Directors will thereafter receive a nonqualified option for 2,000 shares. During fiscal 1995, Mr. Kozlak received an option, subject to shareholder approval, to purchase 15,000 shares at an option price of $0.88 per share. If approved by the shareholders, as of the date of the 1996 Annual Meeting Messrs. Jorgensen, Leepart and Nelson will each receive an option for 15,000 shares. See Proposal #3 below for a more complete description of the Amended and Restated Stock Option Plan.

     Consulting Arrangements. George Masko, a director of the Company not standing for re-election, received cash compensation of $35,417 in consulting fees during the fiscal year ended September 30, 1995 pursuant to a Consulting Agreement with the Company dated August 15, 1994, obligating him to provide executive management and other business services to the Company over the period of August 15, 1994 through February 28, 1995 in exchange for a consulting fee of $8,333 per month. The Consulting Agreement terminated in February 1995. As an inducement to Mr. Masko to enter into the Consulting Agreement, the Company granted a stock option to Mr. Masko for the purchase of 100,000 shares of the Company's Common Stock at an exercise price of $2.00 per share exercisable from February 1, 1995 through September 14, 1999, subject to certain specified conditions. In addition, Mr. Masko received 1,378 shares of the Company's Common Stock in December 1994 for business consulting services rendered from June 1993 through August 1993 which were valued at $7,500.

Committee and Board Meetings

     The Board of Directors has a Compensation Committee, which provides recommendations concerning salaries and incentive compensation for employees of the Company, a Stock Option Committee which awards qualified and non-qualified options to various employees and non-employees, and an Audit Committee, which reviews the results and scope of the audit and other services provided by the Company's independent auditors.

     During fiscal 1995, the Stock Option Committee (which consisted of Messrs. Fish and Masko) met four times, the Compensation Committee (which consisted of Ms. Abril-Lopez and Messrs. Fish and Masko) met once, the Audit Committee (which consisted of Ms. Abril-Lopez and Messrs. Fish, Kozlak and Masko) met once and the Board held eleven meetings. Directors and Committee members frequently take formal action by unanimous written consent, in accordance with Minnesota law, rather than hold formal Board and Committee meetings. During fiscal 1995, each director attended 75% or more of the total number of meetings of the Board or of Committees of which he or she was a member.


                              CERTAIN TRANSACTIONS

Acquisition of IFP

     On October 28, 1993, the Company, through its subsidiary, La Canasta of Minnesota, Inc., acquired substantially all of the assets and business (the "Assets") of International Food Products, Inc. ("IFP"). Fredoon Anvary, a director of the Company not standing for re-election, was the principal shareholder and President of IFP. The acquisition was effected under the terms of an Asset Purchase Agreement (the "Purchase Agreement") dated as of September 30, 1993, and the transaction was consummated as if it took place on October 1, 1993.

     Mr. Anvary and the IFP Trust have agreed, pursuant to an Agreement Modifying Subordinated Mortgage Notes and Security Agreement dated December 9, 1994, to modify the payment terms of their respective mortgage notes issued in the transaction, to provide that interest only, at the reference rate of Norwest Bank Minnesota, N.A., plus 4%, shall be payable in monthly installments for 36 months from and after December 9, 1994, and commencing January 1, 1998, interest and principal shall be payable in 60 equal monthly installments. In addition, Mr. Anvary and the IFP Trust agreed to subordinate their respective mortgage notes to the Company's indebtedness owing to Norwest Bank Minnesota, N.A. In consideration of the modification of the terms of the mortgage notes by Mr. Anvary and the IFP Trust, the Company issued to Mr. Anvary and the IFP Trust warrants to purchase 30,573 and 92,373 shares, respectively, of the Company's Common Stock, currently exercisable at $0.50 per share and which expire on October 31, 1998. The warrants contain participatory registration rights with respect to any registration statement the Company may file prior to October 31, 1998 covering a public offering by the Company of its Common Stock. The warrants also contain anti-dilution provisions, subject to certain limited exceptions, that require the Company to reduce the exercise price of the warrants if after December 31, 1994, the Company sells shares of its Common Stock or any right to acquire shares of its Common Stock at a price less than the then applicable exercise price under the warrants, in which case, the exercise price of the warrants issued to Mr. Anvary and the IFP Trust shall be reduced to the price at which the Common Stock was sold or at which the right to purchase the Common Stock is exercisable.

     The Company has also entered into a license agreement that expires December 31, 1999 with Mexican Foods, Inc., an affiliate of Mr. Anvary, pursuant to which the Company will pay said affiliate 3% of the gross sales price of products sold using the La Campana Paradiso or Paradiso trade names. The license agreement can be terminated by the Licensor if the Company fails to sell $500,000 of product using such trade names in any one year beginning with the 1996 calendar year. The La Campana Paradiso and Paradiso trade names had been previously licensed by Mexican Foods, Inc. to IFP. Mexican Foods, Inc. continues to use the Paradiso trade name in the operation of three Mexican-style restaurants located in North Dakota. See "Agreements or Arrangements with Directors" below.

Agreements or Arrangements with Directors

         Carmen S. Abril-Lopez

     In January 1991, the Company entered into a Registration Rights Agreement with Carmen S. Abril-Lopez, a director of the Company, providing her with the right to include the shares of Common Stock of the Company received by her in the acquisition of La Canasta in any registration statement filed with the Securities and Exchange Commission by the Company on or before January 15, 1996, at the expense of the Company.

     On December 9, 1994, Carmen S. Abril-Lopez converted $50,001 of the principal amounts due under two promissory notes, each issued by La Canasta, one in the principal amount of $28,000 dated March 1, 1990, bearing interest at the rate of 9.5% per annum, and the other in the principal amount of $23,791 dated January 15, 1991, bearing interest at the rate of 10% per annum, into 33,334 shares of the Company's Common Stock and warrants to purchase 10,000 shares of the Company's Common Stock. Ms. Abril-Lopez received $7,793.65 as interest for the period October 1, 1994 through December 9, 1994 as well as the unconverted principal amount due under her La Canasta promissory notes. The warrants issued to Ms. Abril- Lopez are currently exercisable at $0.50 per share, expire on October 31, 1998 and contain participatory registration rights with respect to any registration statement filed by the Company prior to October 31, 1998 for a public offering of its Common Stock. In addition, the warrants contain anti-dilution provisions subject to certain limited exceptions, that require the Company to reduce the exercise price of the warrants if after December 31, 1994, the Company sells shares of its Common Stock or any right to acquire shares of its Common Stock at a price less than the then applicable exercise price under the warrants, in which case the exercise price of the warrants issued to Ms. Abril-Lopez shall be reduced to the price at which the Common Stock was sold or at which the right to purchase the Common Stock is exercisable.

     In consideration of the conversion of the La Canasta promissory notes by Ms. Abril- Lopez, the Company entered into a Registration Rights Agreement with her, among others, dated December 9, 1994, obligating the Company to file a registration statement under the Securities Act of 1933 covering the offering and sale by Ms. Abril-Lopez in a public distribution of the shares of Common Stock issued to her on December 9, 1994, at the expense of the Company.

     In 1990, the Company and La Canasta Mexican Food Products, Inc., an affiliate of Ms. Abril-Lopez, entered into "Concurrent Ownership and Usage Agreements", whereby each assigned to the other their respective rights to use the trade name La Canasta and the related trademarks, provided that the use of such trade names and trademarks by La Canasta Mexican Food Products, Inc. is limited to the states of Alaska, Arizona, California, Colorado, Idaho, Montana, Nevada, New Mexico, Oklahoma, Oregon, Texas, Utah, Washington and Wyoming. Ms. Abril-Lopez is the President and principal shareholder of La Canasta Mexican Food Products, Inc. The Company does not believe that the foregoing geographical limitation has had, or will have, any material adverse affect on the Company's business.

         Fredoon Anvary

     On December 9, 1994, the Company entered into a Registration Rights Agreement with the IFP Trust obligating the Company to file a registration statement under the Securities Act of 1933 covering the offering and sale by the IFP Trust in a public distribution of the 200,000 shares of Common Stock issued in connection with the Company's acquisition of IFP, at the expense of the
Company. The Company entered into the Registration Rights Agreement in consideration of the modification of the terms of the mortgage notes issued to Mr. Anvary and the IFP Trust described above. Mr. Anvary is a trustee and one of six beneficiaries of the IFP Trust.

Agreements or Arrangements with Principal Shareholder

     Effective November 1, 1994, the Company entered into a Broker Agreement with Food Creators International, Inc. ("FCI"). FCI is wholly-owned by Nicholas
G. Grammas, a principal shareholder and former officer and director of the Company. The Broker Agreement provides that FCI will act as the Company's exclusive food broker for the solicitation of sales of the Company's food products with respect to certain designated accounts, including sales made to Chi Chi's, Chili's restaurants, Perkins, Taco John's, Sam's Club, All American Bottling, Applebee's & Schwans, on a worldwide basis over a five-year period commencing November 1, 1994. The Company is obligated to pay a commission on the net sales price on sales of product effected in the United States and Canada to such accounts at a rate which is initially equal to five percent and reduces periodically over the five-year period to a low of two percent and a commission on the net sales price on sales of product effected outside the United States and Canada to such accounts at a rate initially equal to ten percent and which reduces periodically over the five-year period to a low of seven percent. For purposes of the Broker Agreement, the net sales price means the amount invoiced to a customer for product less taxes of any kind, allowances, discounts, and returns. Commissions paid during fiscal 1995 amounted to $4,512.

     Sales of the products to the designated accounts may be effected directly by the Company upon 30 days prior notice to Mr. Grammas, but Mr. Grammas is entitled to receive commissions on any sales made to the designated accounts so long as Mr. Grammas is acting as exclusive food broker to such accounts. The Company may terminate Mr. Grammas' right to act as exclusive food broker to the designated accounts upon 30 days prior notice upon the failure to achieve specified minimum sales to the designated accounts.

     Pursuant to the terms of the Broker Agreement, Mr. Grammas is prohibited from competing with the Company throughout the world during the term of the Broker Agreement and for the one-year period following termination of the Broker Agreement. The Broker Agreement automatically renews for a period of five years (after expiration of the initial five-year period) unless either Mr. Grammas or the Company notifies the other of its intention not to renew the Broker Agreement at least six months prior to the end of the initial term. The Broker Agreement may be terminated prior to expiration of its initial or renewed term upon the occurrence of certain specified events upon 30 days written notice.

     On December 9, 1994, Mr. Grammas converted the entire principal amount due under a promissory note issued by La Canasta in the amount of $42,000 dated March 1, 1990, bearing interest at the rate of 9.5% per annum, into 28,000 shares of the Company's Common Stock and warrants to purchase 8,400 shares of the Company's Common Stock. The warrants issued to Mr. Grammas are currently exercisable at $0.50 per share, expire on October 31, 1998 and contain participatory registration rights with respect to any registration statement filed by the Company prior to October 31, 1998 for a public offering of its Common Stock. In addition, the warrants contain anti-dilution provisions subject to certain limited exceptions, that require the Company to reduce the exercise price of the warrants if after December 31, 1994, the Company sells shares of its Common Stock or any right to acquire shares of its Common Stock at a price less than the then applicable exercise price under the warrants, in which case the exercise price of the warrants issued to Mr. Grammas shall be reduced to the price at which the Common Stock was sold or at which the right to purchase the Common Stock is exercisable.

     In consideration of the conversion of the promissory note by Mr. Grammas, the Company entered into a Registration Rights Agreement with him dated December 9, 1994, obligating the Company to file a registration statement under the Securities Act of 1933 covering the offer and sale by Mr. Grammas in a public distribution of the shares of Common Stock issued to him on December 9, 1994, at the expense of the Company.

     In September 1994 Mr. Grammas received interest payments under his note in the amounts of $3,990 for the period October 1, 1993 through September 30, 1994; and in December 1994, he received $765.21 for the period October 1, 1994 through December 9, 1994.

     During the years ended September 30, 1994 and 1995, the Company had sales to entities owned in whole or in part by Mr. Grammas of $1,381 and $250, respectively. Included in accounts receivable at September 30, 1994 and 1995 are $12,729 and $7,889, respectively, due from these related entities.

Voting Agreements

     On December 11, 1990, Carmen S. Abril-Lopez and Nicholas G. Grammas entered into a Voting Agreement that provides that they will each vote their shares of Common Stock of the Company for the election of the other as a member of the Company's Board of Directors each time the shareholders are presented with a proposal for the election of directors of the Company. The respective voting obligations of Ms. Abril-Lopez and Mr. Grammas under the Voting Agreement continues for so long as the other beneficially owns at least 15% of the outstanding shares of Common Stock of the Company, subject to certain other termination provisions.

Conflict of Interest

     Carmen S. Abril-Lopez is the President and principal shareholder of La Canasta Mexican Food Products, Inc. which manufactures tortilla products, and distributes them to food service and retail establishments in the Phoenix and Tucson, Arizona metropolitan areas. The Company does not sell or have plans to sell its tortilla products to food service establishments in the Phoenix metropolitan area. However, nothing legally prevents La Canasta Mexican Food Products, Inc. from competing with the Company in the sale of tortilla products in the retail markets or to food service establishments in the Company's current or future market areas, and Ms. Abril-Lopez, by reason of her membership on the Board of Directors, may have access to information which would provide La Canasta Mexican Food Products, Inc. with an advantage over the Company should direct competition between the two companies occur in the future.

Bridge Financing

     In October 1995, the Company raised $400,000 in a bridge financing by issuing Units, each Unit consisting of a $25,000 Convertible Promissory Note (the "Notes") and a Warrant to purchase 25,000 shares of Common Stock at $0.50 per share (the "Note Warrants") to select accredited investors to raise additional capital until it completed its private placement. The Note Warrants expire in October 1998. Holders of the Notes may convert all or any portion of the principal amount and accrued but unpaid interest into Units offered in the Company's private placement, at $0.50 per Unit, each Unit consisting of one share of Common Stock and a Warrant to purchase one share of Common Stock at $0.75 per share. Michael J. Kozlak, a director, Joel P. Bachul, an officer and director, and Richard H. Leepart, a director nominee, participated in the bridge financing by investing $50,000, $25,000 and $25,000, respectively. See "Principal Shareholders and Management Shareholdings."

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         Set forth in the table below is the compensation paid by the Company during the past three fiscal years to the persons who served as President and Chief Executive Officer of the Company during the fiscal year ended September 30, 1995.

                                                                             Annual Compensation                    Long-Term
                                                                                                                   Compensation

                                                                                                                      Awards

                                                                                                                    Securities
                                                                                                 Other Annual       Underlying
Name and Principal Position                           Year       Salary ($)      Bonus ($)       Compensation       Options (#)
---------------------------                           ----       ----------      ---------       ------------       -----------


Joel P. Bachul(1)
President and Chief Executive Officer                 1995         83,333           None             None             125,000

George Masko(2)
President and Chief Executive Officer                 1995          None            None          $42,917(3)           None




     -----------------

     (1) Mr. Bachul served as the Company's President and Chief Executive Officer since December 1, 1994.

     (2) Mr. Masko served as the Company's interim President and Chief Executive Officer from August 15, 1994 through November 30, 1994.

     (3)  Mr. Masko was paid consulting fees of $42,917 which included,  in lieu
          of  cash,  1,378  shares  of  Common  Stock  valued  at  $7,500.   See
          "Consulting Arrangements" above.

     No other current executive officer of the Company received a salary and bonus from the Company in excess of $100,000 during any of the past three fiscal years.


Option/SAR Grants During 1995 Fiscal Year

     The following table sets forth the options that have been granted to the executive officers listed in the Summary Compensation Table during the Company's last fiscal year ended September 30, 1995.



                                         Number of               Percent of
                                        Securities             Total Options/
                                        Underlying             SARs Granted to           Exercise or
                                       Options/SARs             Employees in             Base Price            Expiration
              Name                      Granted (#)              Fiscal Year              ($/Share)               Date

Joel P. Bachul                           50,000(1)                  14.7%                   $1.75                12/1/99
                                         75,000(2)                  22.1%                   $0.50                6/28/00

George Masko                               None                      N/A                     N/A                   N/A



     (1) Such option is exercisable as to 25% of the total number of shares per year for four years beginning December 1, 1995.

     (2) Such option is exercisable as to 25% of the total number of shares per year for four years beginning June 28, 1996.

Option/SAR Exercises During Fiscal 1995
and Fiscal Year-End Option/SAR Values

     The following table provides certain information regarding the exercise of stock options to purchase shares of the Company's Common Stock during the year ended September 30, 1995, by the persons who served as President and Chief Executive Officer of the Company during that year and the fiscal year-end value of unexercised stock options held by such officer.


                                    Number of                          Number of Unexercised           Value of Unexercised In-
                                 Shares Acquired       Value          Options at Fiscal Year             the-Money Options at
                                       on            Realized                   End                       Fiscal Year End ($)
            Name                    Exercise            ($)         (exercisable/unexercisable)     (exercisable/unexercisable)(1)
            ----                   ----------          -----        ---------------------------     ------------------------------


Joel P. Bachul                        None                   0               0         125,000            0              $28,125

George Masko                          None                   0         105,333          10,667            0                 0


(1)      Based on a fiscal  year-end of  September  30, 1995 and a Common  Stock price  of  $0.875  per  share,  which  is the  last  sale  price of the
         Company's Common Stock on September 26, 1995, the last day during fiscal 1995 on which the Common Stock traded. The value of in-the-money options is calculated as the difference between the fair market value of the Common Stock underlying the options and the exercise price of the options at fiscal year-end. Exercisable options refer to those options that are exercisable as of September 30, 1995, while unexercisable options refer to those options that are not exercisable as of September 30, 1995, but which will become exercisable at various times in the future.


                         ADOPTION OF SPARTA FOODS, INC.
                     AMENDED AND RESTATED STOCK OPTION PLAN
                                  (Proposal #3)

Proposal to Amend and Restate Plan

     General. The Board of Directors has, subject to shareholder approval, amended and restated the Company's existing Stock Option Plan (the "Plan"). The Plan was amended and restated in order to (1) increase by 550,000 the number of shares reserved for issuance under the Plan, (2) provide for the automatic grant of certain options to nonemployee directors, and (3) amend the entire Plan by "restating" it so as to combine into one document these and all prior amendments to the Plan and to provide plan terms consistent with those currently contained in similar types of plans. No changes of substance from the existing Plan would, in the opinion of management, be effected by the proposed Amended and Restated Plan except for the increase in the number of reserved shares and the addition of the automatic option grants to nonemployee directors.

     Increase in Shares Reserved Under Plan. There were initially 400,000 shares reserved for issuance under the Plan, of which 16,034 shares have been issued and 461,166 shares are subject to currently outstanding options. In order to provide sufficient shares for future grants to employees, consultants, directors and others, shareholders are asked to approve the reservation of 550,000 additional shares under the Plan.

     Director Automatic Option Grants. The Board of Directors has adopted, subject to shareholder approval, an amendment to the Plan to provide automatic option grants to nonemployee directors. If approved by the shareholders, the Plan will be amended to provide that each nonemployee director will receive a nonqualified option at the time of his or her election to the Board and at each annual meeting thereafter. The reason for the addition of the automatic director option grant provision is to provide an incentive for continued high performance. See "Description of Plan" below for a more complete discussion of the director automatic grant provisions.

Description of Plan

     A general description of the Plan, as amended and restated, is set forth below, but such description is qualified in its entirety by reference to the full text of the Plan, a copy of which may be obtained without charge upon written request to the Company's Chief Financial Officer.

     Purpose. The purpose of the Plan is to promote the success of the Company by facilitating the employment and retention of competent personnel and by furnishing incentive to directors, officers, other employees and consultants and advisors, upon whose efforts the success of the Company will depend to a large degree.

     Term. The term of the Plan expires December 16, 2000, ten years from the date the Plan was adopted by the Board of Directors; provided, however, the Board may terminate the Plan earlier in the event of a sale by the Company of substantially all of its assets or in the event of a merger, exchange or liquidation of the Company.

     Administration. The Plan is administered by the Board of Directors or a committee (the "Committee"), all of the members of which are "disinterested persons" under Rule 16b-3 of the Securities Exchange Act of 1934. The Plan gives broad powers to the Board or the Committee to administer and interpret the Plan, including the authority to select the individuals to be granted options and to prescribe the particular form and conditions of each option granted.

     Eligibility. All employees of the Company or of any subsidiary are eligible to receive incentive stock options pursuant to the Plan. All employees, officers and directors of and consultants and advisors to the Company or of any subsidiary are eligible to receive nonqualified stock options. As of January 2, 1996, the Company had approximately 150 officers, directors and consultants.

     Options. When an option is granted under the Plan, the Board or the Committee, at its discretion, specifies the option price, the type of option (either "incentive" or nonqualified) to be granted, and the number of shares of Common Stock which may be purchased upon exercise of the option. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the Company's Common Stock, as that term is defined in the Plan, and, unless otherwise determined by the Board or the Committee, the exercise price of a nonqualified stock option may not be less than 100% of the fair market value on the date of grant. The market price of the Company's Common Stock was $0.50 on January 9, 1996. The period during which an option may be exercised and whether the option will be exercisable immediately, in stages or otherwise is set by the Board or the Committee, but in no event may an incentive stock option be exercisable more than ten (10) years from the date of grant. Optionees may pay for shares upon exercise of options with cash, certified check or Common Stock of the Company valued at the stock's then "fair market value" as defined in the Plan. Each option granted under the Plan is nontransferable during the lifetime of the optionee.

     Generally, under the form of option agreement which the Board or the Committee intends to use for options granted under the Plan, if the optionee's affiliation with the Company terminates before expiration of the option for reasons other than death, the optionee has a right to exercise the option for three months after termination of such affiliation or until the option's original expiration date, whichever is earlier. If the termination is because of death, the option typically is exercisable until its original stated expiration or until the 12-month anniversary of the optionee's death, whichever is earlier. The Board or the Committee may impose additional or alternative conditions and restrictions on the incentive or nonqualified stock options granted under the
Plan; however, each incentive option must contain such limitations and restrictions upon its exercise as are necessary to ensure that the option will be an incentive stock option as defined under the Internal Revenue Code.

     Under the Plan as amended and restated, each director of the Company who is not serving as a full-time officer or employee of the Company (an "Outside Director") will automatically be granted a nonqualified option (the "Initial Option") exercisable for 15,000 shares of Common Stock upon the date of his or her initial election as a director following approval of such amendment by the Board, and each Outside Director will be granted a nonqualified option for 2,000 shares (the "Subsequent Option") upon each re-election to the Board following approval of such amendment by the Board; provided, that no Subsequent Option will be granted to any director who received an Initial Option during the preceding 12 months. Each such option will be exercisable for a period of five years, unless earlier terminated in accordance with the Plan, at an exercise price per share equal to 100% of the fair market value of the Common Stock on the date of grant. Each Initial Option will be exercisable to the extent of 3,000 shares on the date of grant and to the extent of an additional 3,000 shares on each of the first, second, third and fourth anniversaries of the date of grant. Subsequent Options will be exercisable immediately on the date of grant.

     Amendment. The Board of Directors may from time to time suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment may impair the terms and conditions of any outstanding option to the material detriment of the optionee without the consent of the optionee, except as authorized in the event of a sale, merger, consolidation or liquidation of the Company. The Plan may not, without the approval of the stockholders, be amended in any manner that will cause incentive stock options to fail to meet the requirements of Section 422 of the Internal Revenue Code, or be amended in any manner that will: (i) materially increase the number of shares subject to the Plan except as provided in the case of stock splits, consolidations, stock dividends or similar events; (ii) change the designation of the class of employees eligible to receive options; (iii) decrease the price at which options will be granted; or (iv) materially increase the benefits accruing to optionees under the Plan.

     The Board of Directors will equitably adjust the maximum number of shares of Common Stock reserved for issuance under the Plan, the number of shares covered by each outstanding option and the option price per share in the event of stock splits or consolidations, stock dividends or other transactions in which the Company receives no consideration. The Board of Directors may also provide for the protection of optionees in the event of a merger, liquidation or reorganization of the Company.

Federal Income Tax Consequences of the Plan

     Under present law, an optionee will not realize any taxable income on the date a nonqualified stock option is granted to the optionee pursuant to the Plan. Upon exercise of the option, however, the optionee must recognize, in the year of exercise, ordinary income equal to the difference between the option price and the fair market value of the Company's Common Stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will receive an income tax deduction in its fiscal year in which nonqualified options are exercised, equal to the amount of ordinary income recognized by those optionees exercising options, and must withhold income and other employment-related taxes on such ordinary income.

     Incentive stock options granted pursuant to the Plan are intended to qualify for favorable tax treatment to the optionee under Section 422 of the Internal Revenue Code. Under Section 422, an optionee realizes no taxable income when the option is granted. Further, the optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option's grant until three months before the date of exercise been an employee of the Company. The Company ordinarily is not entitled to any income tax deduction upon the grant or exercise of an incentive stock option. Certain other favorable tax consequences may be available to the optionee if he or she does not dispose of the shares acquired upon exercise of an incentive stock option for a period of two years from the granting of the option and one year after receipt of the shares.

     Plan Benefits. The table below shows the total number of stock options that have been received by the following individuals and groups under the Plan:

                                                                                  Total Number of
         Name and Position/Group                                                Options Received (1)

         George Masko, former President and
           Chief Executive Officer                                                       10,000
         Joel P. Bachul, President and Chief
           Executive Officer                                                            125,000
         Current Executive Officer Group (3 persons)                                    276,667
         Current Non-executive Officer Director Group
           (5 persons)                                                                   45,000(2)
         Current Non-executive Officer Employee Group
           (142 persons)                                                                171,166


     (1) This table reflects the total stock options granted without taking into account exercises or cancellations. Because future grants of stock options are subject to the discretion of the Stock Option Committee, the future benefits that may be received by these individuals or groups under the Plan cannot be determined at this time, except for the automatic option grants to nonemployee directors as described above.

     (2) Includes 15,000 share option previously granted to Michael J. Kozlak subject to approval of the Amended and Restated Stock Option Plan by shareholders. Does not include 15,000 share options which will be granted to Messrs. Jorgensen, Leepart and Nelson as of the date of the 1996 Annual Meeting if such persons are elected to the Board and the Plan is approved by the shareholders.

     Vote Required THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS APPROVE THE AMENDED AND RESTATED STOCK OPTION PLAN. Approval of the Amended and Restated Plan requires the affirmative vote of the greater of (i) a majority of the shares represented at the meeting with authority to vote on such matter or
(ii) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the meeting.


                        COMPLIANCE WITH SECTION 16(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors of the Company, and persons who beneficially own more than 10 percent of the Company's outstanding shares of Common Stock, to file initial reports of ownership and reports of changes in ownership of securities of the Company with the Securities and Exchange Commission. Officers, directors and greater than 10 percent shareholders are required by Securities and Exchange Commission Regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of such reports furnished to or obtained by the Company or written representations that no other reports were required, the Company believes that during the fiscal year ended September 30, 1995, all filing requirements applicable to its directors, officers or beneficial owners or more than 10% of the Company's outstanding shares of Common Stock were complied with, except that Michael J. Kozlak's Form 3 was filed late and Carmen S. Abril-Lopez filed late a Form 5 for the 1995 fiscal year covering one transaction.


          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                                  (Proposal #4)

     The Board of Directors unanimously recommends that the shareholders ratify the appointment of McGladrey & Pullen, LLP, independent public accountants, as Sparta's independent public accountants for the fiscal year ending September 30, 1996. Unless otherwise instructed, the Proxies will be so voted. McGladrey & Pullen, LLP has served as Sparta's independent accountants since October 25, 1994. Representatives of McGladrey & Pullen, LLP are expected to be present at the Annual Meeting, will be given an opportunity to make a statement regarding financial and accounting matters of Sparta if they so desire, and will be available to respond to appropriate questions from Sparta's shareholders.

     On October 20, 1994, Deloitte & Touche LLP resigned as the principal auditors of the Company. The reports of Deloitte & Touche LLP on the financial statements for the fiscal years ended September 30, 1992 and 1993 included in the Company's Annual Report on Form 10-KSB for the years ended September 30, 1992 and 1993, did not contain a disclaimer of opinion or an opinion that was adverse or was qualified or modified for uncertainty, audit scope or accounting principles. However, the report of Deloitte & Touche LLP on the Company's financial statements for the fiscal years ended September 30, 1992 and 1993 included in the Company's Registration Statement on Form SB-2 (Registration No. 33-79546) filed with the Securities and Exchange Commission on May 31, 1994 was reissued and contained an explanatory paragraph concerning substantial doubt about the Company's ability to continue as a going concern, but otherwise did not contain a disclaimer of opinion or an opinion that was adverse or was qualified or modified for uncertainty, audit scope or accounting principles. The Registration Statement was subsequently withdrawn by the Company on September 12, 1994.

     On August 16, 1994, members of the Board of Directors provided information to Deloitte & Touche LLP concerning the Company's past practice in reporting revenue on an interim basis. Specifically, the Company had reported revenue on products that were not actually shipped by the Company until the first few days of the subsequent month, contrary to generally accepted accounting principles. Deloitte & Touche LLP informed the Company that this information made Deloitte & Touche LLP unwilling to rely on management's representations concerning past financial statements prepared by management of the Company. Deloitte & Touche LLP further informed the Company that it concluded that information produced by a further investigation might materially impact upon the fairness or reliability of the financial statements prepared by management for the fiscal years ended September 30, 1992 and 1993, and for periods subsequent to September 30, 1993, which impact could not be fully ascertained or qualified without a special investigation into the matter by qualified legal counsel acting on behalf of the Company's Board of Directors. Such a special investigation had not been completed prior to the resignation of Deloitte & Touche LLP.

     The Board of Directors of the Company discussed the principal issues described above with Deloitte & Touche LLP at various times after August 20, 1994. Subsequent to the discovery of the revenue reporting procedure referred to above, the Company amended its quarterly reports on Form 10-QSB for the quarters ended December 31, 1993 and March 31, 1994 on October 14, 1994, and for the quarter ended June 30, 1994 on September 22, 1994 (collectively referred to as the "Amended Quarterly Reports") to correct the revenue reported therein as well as all financial information derived from, or related to, revenue.

     The Company also retained the law firm of Fredrikson & Byron, P.A., located in Minneapolis, Minnesota, to conduct a special investigation into the Company's financial reporting practices, which investigation was completed on or about November 4, 1994. As of the date of this proxy statement, nothing has come to the attention of the Company or otherwise that the financial statements of the Company as of and for the years ended September 30, 1992 and September 30, 1993, or for the quarterly periods ended December 31, 1993, March 31, 1994 and June 30, 1994, as amended, were materially false or misleading.

     From August 15, 1994 through November 30, 1994, George Masko, a member of the Board of Directors, acted as Chief Executive Officer of the Company, and on October 17, 1994, the Company employed a new accountant whom the Company appointed as Chief Financial Officer as of November 9, 1994. On December 1, 1994, Joel P. Bachul was appointed President and Chief Executive officer of the Company.

     In the opinion of current management of the Company, all adjustments necessary to present fairly the financial position of the Company and the results of operations and cash flow for the periods presented in the Amended Quarterly Reports have been made.

     As a result of adjustments made in the Amended Quarterly Report for the quarter ended December 31, 1993, among other changes, sales for the quarter decreased $139,009 to $2,384,922, net income for the quarter decreased $12,959 to $11,049 and net income per common share decreased $0.01 per share to $0.00 per share. As a result of adjustments in the Amended Quarterly Report for the quarter ended March 31, 1994, sales for the three months ended March 31, 1994 increased $44,544 to $2,851,227 while sales for the six months ended March 31, 1994 decreased $2,189 and $15,147, respectively, to $7,323 and $18,372, respectively, and there was no change to net income per common share for the three months and six months ended March 31, 1994. As a result of adjustments in the Amended Quarterly Report for the quarter ended June 30, 1994, among other changes, sales for the three months and the nine months ended June 30, 1994 decreased $14,748 and $108,823, respectively, to $3,071,152 and $8,307,301, respectively. Net loss for the three months ended June 30, 1994 decreased $3,455 to a net loss of $17,986, the net income for the nine months ended June 30, 1994, decreased $11,695 to $386. There was no change to the net income (loss) per common share for the three months and nine months ended June 30, 1994.

     Deloitte & Touche LLP subsequently informed the Company that the Amended Quarterly Reports were improper with respect to generally accepted accounting principles in that they did not indicate that the financial statements therein were being restated and the reasons for such restatement. On November 2, 1994, the Company amended the quarterly reports on Form 10- QSB/A for the quarters ended December 31, 1993, March 31, 1994 and June 30, 1994 to indicate that the financial statements therein were restated and the reasons for such restatement.

     During the 1992 and 1993 fiscal years and the subsequent interim period from October 1, 1994 to October 20, 1994, other than the statement of Deloitte & Touche LLP to the Company that the Amended Quarterly Reports were improper as discussed above, the Company believes that there were no disagreements with Deloitte & Touche LLP on matters of accounting principle or practice, financial statement disclosure, or audit scope procedure that, if not resolved to their satisfaction would have caused Deloitte & Touche LLP to refer to the subject matter of the disagreement in their report. The Company authorized Deloitte & Touche LLP to respond fully to the inquiries of the Company's successor auditors at such time as successor auditors were selected by the Board of Directors.

     On October 25, 1994, the Company engaged McGladrey & Pullen, LLP to serve as its principal auditors in the place and stead of Deloitte & Touche LLP. McGladrey & Pullen, LLP also assisted Fredrikson & Byron, P.A. in conducting the special investigation referred to above. The Board desires that the selection of such auditors for the current fiscal year be submitted to the shareholders for approval. If the selection is not approved, the Board of Directors will reconsider its decision.


                              SHAREHOLDER PROPOSALS

     Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 1997 Annual Meeting must be received by the Company at its offices by September 20, 1996, to be considered for inclusion in the Company's proxy statement and related proxy for the 1997 Annual Meeting.

                                 OTHER BUSINESS

     The Board of Directors knows of no other matters to be presented at the meeting. If any other matter does properly come before the meeting, the appointees named in the Proxies will vote the Proxies in accordance with their best judgment.


                                  ANNUAL REPORT

     A copy of the Company's Annual Report to Shareholders for the fiscal year ended September 30, 1995, including financial statements, accompanies this Notice of Annual Meeting and Proxy Statement. No portion of the Annual Report is incorporated herein or is to be considered proxy soliciting material.

     THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1995, TO ANY SHAREHOLDER OF THE COMPANY UPON WRITTEN REQUEST. REQUESTS SHOULD BE SENT TO A. MERRILL AYERS, CHIEF FINANCIAL OFFICER, SPARTA FOODS, INC., 2570 KASOTA AVENUE, ST. PAUL, MINNESOTA 55708.


Dated:   January 19, 1996
         St. Paul, Minnesota

                               SPARTA FOODS, INC.


                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints JOEL P. BACHUL and A. MERRILL AYERS, or either of them acting alone, with full power of substitution, as proxies to represent and vote, as designated below, all shares of Common Stock of Sparta Foods, Inc. registered in the name of the undersigned, at the Annual Meeting of the Shareholders to be held on Thursday, February 22, 1996, at 3:30 p.m., Central Standard Time, at the Marquette Hotel, 710 Marquette Avenue, Minneapolis, Minnesota 55402, and at all adjournments of such meeting. The undersigned hereby revokes all proxies previously granted with respect to such meeting.

The Board of Directors recommends that you vote "FOR" the following proposals:

     (1)  SET NUMBER OF DIRECTORS AT SEVEN.

         [  ]   FOR            [  ]  AGAINST             [  ] ABSTAIN

     (2)  ELECT DIRECTORS:  Nominees:  Joel P. Bachul, Michael J. Kozlak, Edward
          K. Jorgensen, Richard H. Leepart and R. Dean Nelson.

         [  ]   FOR all Nominees listed above    [  ]  WITHOUT AUTHORITY
                (except those whose names have         to vote for all nominees
                been written on the line below)        listed above

     (To withhold authority to vote for any nominee, write that nominee's name on the line below.)

_______________________________________________________________________________

     (3)  ADOPT AMENDED AND RESTATED STOCK OPTION PLAN

         [  ]   FOR         [  ]  AGAINST       [  ] ABSTAIN

     (4) APPROVE SELECTION OF MCGLADREY & PULLEN, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS.

         [  ]   FOR         [  ]   AGAINST      [  ]   ABSTAIN

     (5)  OTHER  MATTERS.  In  their  discretion,   the  appointed  proxies  are
          authorized to vote upon such others business as may properly come before the Meeting or any adjournment.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN FOR A PARTICULAR PROPOSAL, WILL BE VOTED FOR SUCH PROPOSAL.

Date    ________________, 1996.         _______________________________________
                                        _______________________________________

                                        PLEASE DATE AND SIGN ABOVE exactly as
                                        name   appears at  the  left,
                                        indicating, where appropriate, official
                                        position or representative capacity. If
                                        stock is held in joint tenancy, each
                                        joint owner should sign.

                               SPARTA FOODS, INC.

                     AMENDED AND RESTATED STOCK OPTION PLAN


                                   SECTION 1.

                                   DEFINITIONS

     As used herein, the following terms shall have the meanings indicated below:

     (a)  "Affiliates" shall mean a Parent or Subsidiary of the Company.

     (b)  "Board" shall mean the Board of Directors of the Company.

     (c) "Committee" shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board. In the event the Company's securities are registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, each of the members of the Committee shall be a "disinterested" person within the meaning of Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934 as amended. As of the effective date of the Plan, a "disinterested" person under Rule 16b-3 general ly means a person who, among other things, has not been, at any time within one year prior to his or her appointment to the Committee (or, if shorter, during the period beginning with the initial registration of the Company's equity securities under Section 12 of the Securities Exchange Act of 1934, as amended, and ending with the director's appointment to the Committee) and who will not be, while serving on such Committee, granted or awarded options under the Plan, or under any other plan of the Company or any of its Affiliates entitling participants to acquire stock, stock options, stock appreciation rights or similar rights that have an exercise or conversion privilege or a value derived from equity securities issued by the Company or its Affiliate, except to the extent permitted by Rule 16b-3, or any successor provision.

     (d) "Common Stock" shall mean common stock of the Company, par value $0.01 per share.

     (e)  The "Company" shall mean Sparta Foods, Inc., a Minnesota corporation.

     (f) "Fair Market Value" of the Common Stock as of any applicable date shall mean: (i) if such stock is reported in the national market system or is listed upon an established exchange or exchanges, the reported closing price of such stock in such national market system or on such stock exchange or exchanges on the date the option is granted or, if no sale of such stock shall have occurred on that date, on the preceding day on which there was a sale of stock; (ii) if such stock is not so reported in the national market system or listed upon an exchange, the average of the closing "bid" and "asked" prices quoted by a recognized specialist in the Common Stock of the Company on the date the option is granted, or if there are no quoted "bid" and "asked" prices on such date, on the preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of the date the option is granted, the per share value as determined by the Board, or the Committee, in its sole discretion by applying principles of valuation with respect to all such options.

     (g) The "Internal Revenue Code" is the Internal Revenue Code of 1986, as amended from time to time.

     (h) "Option Agreement" shall mean a written stock option agreement evidencing an option granted under the Plan.

     (i) "Option Stock" shall mean Common Stock of the Company, $0.01 par value (subject to adjustment as described in Section 13), reserved for options pursuant to this Plan.

     (j) "Outside Director" shall mean a member of the Board who is not an employee of the Company or any of its Affiliates.

     (k) "Parent" shall mean any corporation which owns, directly or indirectly in an unbroken chain, fifty percent (50%) or more of the total voting power of the Company's outstanding stock.

     (l) The "Plan" means the Sparta Foods, Inc. Amended and Restated Stock Option Plan, as amended hereafter from time to time, including the form of Option Agreements as they may be modified by the Board from time to time.

     (m) A "Subsidiary" shall mean any corporation of which fifty percent (50%) or more of the total voting power of outstanding stock is owned, directly or indirectly in an unbroken chain, by the Company.


                                   SECTION 2.

                                     PURPOSE

     The purpose of the Plan is to promote the success of the Company and its Subsidiaries by facilitating the employment and retention of competent personnel and by furnishing incentive to officers, directors, employees, consultants and advisors upon whose efforts the success of the Company and its Subsidiaries will depend to a large degree.

     It is the intention of the Company to carry out the Plan through the granting of stock options which will qualify as "incentive stock options" under the provisions of Section 422 of the Internal Revenue Code, or any successor provision, and through the granting of "non-qualified stock options" pursuant to Sections 10 and 11 of this Plan. Adoption of this Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company within twelve (12) months after the Amendment Date. In no event shall any stock options granted on or after the Amendment Date be exercisable prior to the date the Plan is approved by the shareholders of the Company. If shareholder approval of the Plan is not obtained within twelve (12) months after the Amendment Date, any stock options previously granted shall be revoked.

                                   SECTION 3.

                             EFFECTIVE DATE OF PLAN

     The Plan is effective as of _____________, 1996, the date of its adoption by the Board subject to approval by the shareholders of the Company.

                                   SECTION 4.

                                 ADMINISTRATION

     The Plan shall be administered by the Committee if one is in existence or if not, by the Board. The Board or the Committee, as the case may be, shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority (where applicable and within the limitations described herein) to determine, in its sole discretion, whether an incentive stock option or nonqualified stock option shall be granted, the individuals to whom, and the time or times at which, options shall be granted, the number of shares subject to each option and the option price and terms and conditions of each option. The Board, or the Committee, shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective stock option agreements (which may vary from optionee to optionee) evidencing each option and to make all other determinations necessary or advisable for the administration of the Plan. The Board's or the Committee's interpretation of the Plan and all actions taken and determinations made by the Board or the Committee pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned. No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan.

     In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.


                                   SECTION 5.

                                  PARTICIPANTS

     The Board or the Committee, as the case may be, shall from time to time, at its discretion and without approval of the shareholders, designate those employees, directors, officers, consultants, and advisors of the Company or of any Subsidiary to whom nonqualified stock options shall be granted under this Plan; provided, however, that consultants or advisors shall not be eligible to receive stock options hereunder unless such consultant or advisor renders bona fide services to the Company or Subsidiary and such services are not in connection with the offer or sale of securities in a capital raising transaction; provided, further, that Outside Directors shall only be eligible to receive nonqualified stock options pursuant to Section 11; and provided, further, no director, other than an Outside Director or a director that is also an employee of the Company, shall be eligible to be granted a stock option under the Plan. The Board or the Committee, as the case may be, shall, from time to time, at its discretion and without approval of the shareholders, designate those employees of the Company or any Subsidiary to whom incentive stock options shall be granted under this Plan. Except with respect to nonqualified stock options granted to Outside Directors pursuant to Section 11, the Board or the Committee may grant additional incentive stock options or nonqualified stock options under this Plan to some or all participants then holding options or may grant options solely or partially to new participants. In designating participants, the Board or the Committee shall also determine the number of shares to be optioned to each such participant. The Board may from time to time designate individuals as being ineligible to participate in the Plan.

                                   SECTION 6.

                                      STOCK


     The Stock to be optioned under this Plan shall consist of authorized but unissued shares of Option Stock. Nine Hundred Thousand (950,000) shares of Option Stock shall be reserved and available for options under the Plan; provided, however, that the total number of shares of Option Stock reserved for options under this Plan shall be subject to adjustment as provided in Section 13 of the Plan. In the event that any outstanding option under the Plan for any reason expires or is terminated prior to the exercise thereof, the shares of Option Stock allocable to the unexercised portion of such option shall continue to be reserved for options under the Plan and may be optioned hereunder.


                                   SECTION 7.

                                DURATION OF PLAN

     Incentive stock options may be granted pursuant to the Plan from time to time during a period of ten (10) years from the effective date as defined in
Section 3 of the Plan. Nonqualified stock options may be granted pursuant to the Plan from time to time after the effective date of the Plan and until the Plan is discontinued or terminated by the Board.

                                   SECTION 8.

                                     PAYMENT

     Optionees may pay for shares upon exercise of options granted pursuant to this Plan with cash, certified check, Common Stock of the Company valued at such stock's then Fair Market Value, or such other form of payment as may be authorized by the Board or the Committee. The Board or the Committee may, in its sole discretion, limit the forms of payment available to the optionee and may exercise such discretion any time prior to the termination of the option granted to the optionee or upon any exercise of the option by the optionee.

                                   SECTION 9.

                 TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

     Each incentive stock option granted pursuant to the Plan shall be evidenced by an Option Agreement. The Option Agreement shall be in such form as may be approved from time to time by the Board or Committee and may vary from optionee to optionee; provided, however, that each inactive stock option granted under this Plan and each related Option Agreement shall comply with and be subject to the following terms and conditions:

          (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the incentive stock option. To the extent required to qualify the option as an incentive stock option under Section 422 of the Internal Revenue Code, or any successor provision, the option price per share shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock per share on the date the Board or the Committee, as the case may be, grants the option; provided, however, that if an optionee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the option price per share of an incentive stock option granted to such optionee shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock per share on the date of the grant of the option. The Board or the Committee, as the case may be, shall have full authority and discretion in establishing the option price and shall be fully protected in so doing.

          (b) Term and Exercisability of Incentive Stock Option. The term during which any incentive stock option granted under the Plan may be exercised shall be established in each case by the Board or the Committee, as the case may be. To the extent required to qualify the option as an incentive stock option under Section 422 of the Internal Revenue Code, or any successor provision, in no event shall any incentive stock option be exercisable during a term of more than ten (10) years after the date on which it is granted; provided, however, that if an optionee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the incentive stock option granted to such optionee shall be exercisable during a term of not more than five (5) years after the date on which it is granted. The Option Agreement shall state when the incentive stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event an incentive stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Board or the Committee, as the case may be, may accelerate the exercise date of any incentive stock option granted hereunder which is not immediately exercisable as of the date of grant.

          (c)  Other  Provisions.  The Option  Agreement  authorized  under this
               Section 9 shall contain such other provisions as the Board or the Committee, as the case may be, shall deem advisable. Any such Option Agreement shall contain such limitations and restrictions upon the exercise of the option as shall be necessary to ensure that such option will be considered an "incentive stock option" as defined in Section 422 of the Internal Revenue Code or to conform to any change therein.

                                   SECTION 10.

               TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

     Each nonqualified stock option granted pursuant to the Plan shall be evidenced by an Option Agreement. The Option Agreement shall be in such form as may be approved from time to time by the Board or the Committee and may vary from optionee to optionee; provided, however, that each nonqualified option granted under this Section 10 and each related Option Agreement shall comply with and be subject to the following terms and conditions:

          (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the nonqualified stock option. Unless otherwise determined by the Board or the Committee, as the case may be, the option price per share shall be one hundred percent (100%) of the Fair Market Value of the Common Stock per share on the date the Board or the Committee grants the option.

          (b) Term and Exercisability of Nonqualified Stock Option. The term during which any nonqualified stock option granted under the Plan may be exercised shall be established in each case by the Board or the Committee, as the case may be. The Option Agreement shall state when the nonqualified stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event a nonqualified stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the stock option agreement. The Board or the Committee, as the case may be, may accelerate the exercise date of any nonqualified stock option granted hereunder which is not immediately exercisable as of the date of grant.

          (c) Withholding. The Company or its Subsidiary shall be entitled to withhold and deduct from future wages of the optionee all legally required amounts necessary to satisfy any and all federal, state and local withholding and employment-related taxes attributable to the optionee's exercise of a nonqualified stock option. In the event the optionee is required under the Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such federal, state and local withholding and employment-related taxes, the Board or the Committee, as the case may be, may, in its discretion and pursuant to such rules as it may adopt, permit the optionee to satisfy such obligation, in whole or in part, by electing to have the Company withhold shares of Common Stock otherwise issuable to the optionee as a result of the option's exercise equal to the amount required to be withheld for tax purposes. Any stock elected to be withheld shall be valued at its Fair Market Value as of the date the amount of tax to be withheld is determined under applicable tax law. The optionee's election to have shares withheld for this purpose shall be made on or before the date the option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall also comply with such rules as may be adopted by the Board or the Committee to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and
               Regulations under the Securities Exchange Act of 1934, if applicable.

          (d)  Other  Provisions.  The Option  Agreement  authorized  under this
               Section 10 shall contain such other provisions as the Board, or the Committee, as the case may be, shall deem advisable.

                                   SECTION 11

                NONQUALIFIED STOCK OPTIONS FOR OUTSIDE DIRECTORS

          (a) Grant of Nonqualified Stock Options. All grants of nonqualified stock options to Outside Directors under this Section 11 shall be evidenced by an Option Agreement. The Option Agreement shall be in such form as may be approved from time to time by the Board or Committee and may vary from optionee to optionee; provided, however, that each nonqualified stock option issued to an Outside Director shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

              (1) Automatic Grants. No person shall have any discretion to select the Outside Directors that shall be eligible for nonqualified stock options or to determine the number of shares of Common Stock to be subject to such options, the option price per share or the date of grant.

              (2) Initial Grant. Each Outside Director who becomes an Outside Director on or after May ___, 1995 shall be granted a nonqualified stock option to purchase Fifteen Thousand (15,000) shares of Common Stock.

              (3) Annual Grants. Each Outside Director who is re-elected as a director of the Company or whose term of office continues after a meeting of shareholders at which directors are elected shall, as of the date of such re-election or shareholders meeting, be granted a nonqualified stock option to purchase Two Thousand (2,000) shares of Common Stock so long as such Outside Director continues to serve on the Board; provided, that an Outside Director who receives an option pursuant to paragraph (2) above shall not be entitled to receive an option pursuant to this paragraph (3) until at least twelve (12) months after the grant of an option pursuant to paragraph (2); and provided, further, that no Outside Director shall receive more than one option pursuant to this paragraph (3) in any one fiscal year.

          (b) Option Price. The option price per share for all nonqualified stock options granted pursuant to Section 11(a) above shall be one hundred percent (100%) of the Fair Market Value of a share of Common Stock.

          (c)  Duration and Exercise of Options.

              (1) Duration of Options. Except as otherwise provided in this Plan, the period during which any nonqualified stock option granted to Outside Directors under this Section 11 may be exercised shall be ten (10) years after the date that the option is granted.

              (2)     Exercisability of Nonqualified Stock Options.

                    a. In no event shall any nonqualified stock options granted to Outside Directors be exercisable prior to the date that this Section 11 is approved by the shareholders of the Company. If shareholder approval of the Plan is not obtained within twelve (12) months after the Amendment Date, any nonqualified stock options previously granted to Outside Directors shall be revoked.

                    b. All nonqualified stock options granted to Outside Directors pursuant to Section 11(a)(2) shall be exercisable to the extent of 3,000 shares immediately and to the extent of an additional 3,000 shares on each of the first, second, third and fourth anniversaries of the date of grant, subject to the provisions of Section 11(c)(2)(a). If the Outside Director does not purchase in any year the full number of shares which the Outside Director is entitled to purchase in that year, the Outside Director shall be entitled to purchase in any subsequent year such previously unpurchased shares, subject to the expiration of such nonqualified stock option as specified in Section 11(c)(1) above.

                    c. All nonqualified stock options granted to Outside Directors pursuant to Section 11(a)(3) shall be immediately exercisable subject to the provisions of
                         Section 11(c)(2)(a).

          (d) Payment of Option Price. Upon the exercise of any nonqualified stock option granted to an Outside Director pursuant to this
               Section 11, the purchase price for such shares of Common Stock subject to such option shall be paid in cash or certified check, by the transfer from the Outside Director to the Company of previously acquired shares of Common Stock, or any combination thereof. Any Common Stock so transferred shall be valued at its fair market value. For purposes of this Section 11(d), "previously acquired shares of Common Stock" shall include shares of Common Stock that are already owned by the Outside Director at the time of exercise.

          (e) Compliance with Rule 16b-3. All nonqualified stock options granted to Outside Directors must comply with the applicable provisions of Rule 16b-3, or its successor, of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended.

          (f) Termination of Status as a Director. In the event that an Outside Director's membership on the Board terminates, the following provisions shall apply:

               (1) If the Outside Director's membership on the Board terminates for any reason other than the Outside Director's death or disability, the Outside Director shall be entitled to exercise any nonqualified stock options granted to such Outside Director pursuant to this Section 11 which were exercisable at the time of such termination, until the earlier of (i) the close of business on the 90th day after such termination, and (ii) the expiration of the option as provided in Section 11(c)(1) above. To the extent that the Outside Director does not exercise such option within the period specified in this Section 11(g)(1), all rights of the Outside Director under such option shall be forfeited.

               (2) If the Outside Director dies or becomes disabled (i) while a member of the Board, or (ii) within the 90 day period following the termination of the Outside Director's membership on the Board as provided in Section 11(f)(1) above, any nonqualified stock option granted to such Outside Director may be exercised by the Outside Director's estate or any person who acquired the right to exercise any nonqualified stock option granted to such Outside Director pursuant to this Section 11 by bequest or inheritance until earlier of the expiration of the option as provided in
                    Section 11(c)(1) above or the close of business one year after the date of the Outside Director's death.

                                   SECTION 12

                               TRANSFER OF OPTION


     No incentive stock option shall be transferable, in whole or in part, by the optionee other than by will or by the laws of descent and distribution and, during the optionee's lifetime, the incentive stock option may be exercised only by the optionee. If the optionee shall attempt any transfer of any incentive stock option granted under the Plan during the optionee's lifetime, such transfer shall be void and the incentive stock option, to the extent not fully exercised, shall terminate.


                                   SECTION 13.

                    RECAPITALIZATION, SALE, MERGER, EXCHANGE
                                 OR LIQUIDATION

     In the event of an increase or decrease in the number of shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company, the number of shares of Option Stock reserved under Section 6 hereof and the number of shares of Option Stock covered by each outstanding option and the price per share thereof shall be adjusted by the Board to reflect such change. Additional shares which may be credited pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

     Unless otherwise provided in the Option Agreement, in the event of the sale by the Company of substantially all of its assets and the consequent discontinuance of its business, or in the event of a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture (including a spin-off) or liquidation of the Company (collectively referred to as a "transaction"), the Board may, in connection with the Board's adoption of the plan for such transaction, provide for one or more of the following: (i) the equitable acceleration of the exercisability of any outstanding options hereunder; (ii) the complete termination of this Plan and cancellation of outstanding options not exercised prior to a date specified by the Board (which date shall give optionees a reasonable period of time in which to exercise the options prior to the effectiveness of such transaction) and (iii) the continuance of the Plan with respect to the exercise of options which were outstanding as of the date of adoption by the Board of such plan for such transaction and provide to optionees holding such options the right to exercise their respective options as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction. The grant of an option pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.


                                   SECTION 14.

                               INVESTMENT PURPOSE

     No shares of Common Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company's counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Option Stock to the optionee, the Board or the Committee may require the optionee to (a) represent that the shares of Option Stock are being acquired for investment and not resale and to make such other representations as the Board, or the Committee, as the case may be, shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (b) represent that the optionee shall not dispose of the shares of Option Stock in violation of the Securities Act of 1933 or any other applicable securities laws. The Company reserves the right to place a legend on any stock certificate issued upon exercise of an option granted pursuant to the Plan to assure compliance with this Section 14.

                                   SECTION 15.

                             RIGHTS AS A SHAREHOLDER

     An optionee (or the optionee's successor or successors) shall have no rights as a shareholder with respect to any shares covered by an option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 13 of the Plan).


                                   SECTION 16.

                              AMENDMENT OF THE PLAN

     The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Section 13, shall impair the terms and conditions of any option which is outstanding on the date of such revision or amendment to the material detriment of the optionee without the consent of the optionee. Notwithstanding the foregoing, no such revision or amendment shall (i) materially increase the number of shares subject to the Plan except as provided in Section 13 hereof, (ii) change the designation of the class of employees eligible to receive options, (iii) decrease the price at which options may be granted, or (iv) materially increase the benefits accruing to optionees under the Plan, unless such revision or amendment is approved by the shareholders of the Company. Furthermore, the Plan may not, without the approval of the shareholders, be amended in any manner that will cause incentive stock options to fail to meet the requirements of Section 422 of the Internal Revenue Code. In no event shall the Board or the Committee, either directly or indirectly, amend the provisions of Section 11 relating to nonqualified stock options that are granted to Outside Directors more frequently than once every six (6) months, unless such amendment is required to comply with changes in the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder, or with the Internal Revenue Code of 1986, and the regulations thereunder.

                                   SECTION 17.

                        NO OBLIGATION TO EXERCISE OPTION

     The granting of an option shall impose no obligation upon the optionee to exercise such option. Further, the granting of an option hereunder shall not impose upon the Company or any Subsidiary any obligation to retain the optionee in its employ for any period.